Subsequent Events	12 Months Ended
Dec. 29, 2011
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent events

During early 2012, the Company restructured Fathom events to place more focus on the Fathom Consumer division. Based on historical and expected future trends the Company believes the Fathom Consumer division has greater future growth prospects and is more in aligned with the movie exhibition business and the Company’s strategy of becoming a more powerful digital media platform. The Company will continue to operate the Fathom Business division for a portion of the first quarter of 2012 to satisfy contractual obligations for events. Despite the revenue loss ($14.2 million in 2011), due to the reduction in direct expenses as well as indirect expenses such as operating, selling and marketing and administrative costs, the impact on the Company’s future operating income is not expected to be material.

During the first quarter of 2012, NCM LLC issued 651,612 common membership units to its founding members, which is an adjustment to the previously issued common membership units issued in exchange for the rights to exclusive access, in accordance with the ESAs, to net new theatre screens and attendees added by the founding members to NCM LLC’s network. A cash payment of approximately $0.2 million will be received from AMC in lieu of surrendering 16,727 whole units and one partial unit. As a result, NCM LLC recorded an intangible asset at fair value of the common membership units of $9.9 million. The Company based the fair value of the intangible asset on the market value of the common membership units when issued, which are freely convertible into the Company’s common stock. Pursuant to ASC 350-10 Intangibles – Goodwill and Other, the intangible asset has a finite useful life and the Company will amortize the asset over the remaining useful life corresponding with the ESAs.